                               POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Michael J. Threet and Corey L. Johnson signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned,  in the undersigned's capacity as an officer and/or director of Silver State Bancorp (the "Company"),  Forms 3,
4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the  undersigned  which may be  necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any  amendment or  amendments  thereto,  and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)  take any  other  action  of any  type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

The  undersigned  hereby  grants to each such  attorney-in-fact  full  power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in- fact's substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This  Power of  Attorney  shall  remain  in full  force  and  effect  until  the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier (a) revoked by the  undersigned in a signed writing  delivered to the  foregoing  attorneys-in-fact  or (b)  superseded by a new power of attorney regarding  the  purposes  outlined in the first  paragraph  hereof dated as of a later date.

In WITNESS  WHEREOF,  the  undersigned  has caused  this Power of Attorney to be executed as of this 27th day of February, 2008.

Signature: /s/ Andrew K. McCain
           ----------------------------
           Andrew K. McCain